NEW COVENANT FUNDS

New Covenant Balanced Growth Fund
New Covenant Balanced Income Fund
(the "Funds")

Supplement Dated January 18, 2018
to the Prospectus, dated October 31, 2017 (the "Prospectus")

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

The Prospectus is hereby amended to revise the disclosure regarding certain fees and expenses that have been in place throughout the Funds' fiscal year, as follows:

In the section titled "Investment Adviser," under the sub-section titled "Information About Fee Waivers," the text relating to the Funds in the second chart is hereby deleted and replaced with the following:

Fund Name	Expected Total Annual Fund Operating Expenses (before voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Balanced Growth Fund	1.05%	0.97%	0.13%
Balanced Income Fund	1.02%	0.97%	0.15%

*  AFFE reflects the estimated amount of fees and expenses that will be incurred indirectly by the Funds through their investments in other investment companies during the current fiscal year, taking into account the voluntary fee waivers for the Growth Fund and Income Fund.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1123 (1/18)